Fees Summary	Jan. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 32,373.50
Total Fee Amount	32,373.50
Total Transaction Valuation	211,453,274.00
Total Offset Amount	0.00
Net Fee	$ 0.00